EXHIBIT 21
Subsidiaries of the Registrant
as of October 31, 2008
(100% Owned)
     A. Corporations
1.	110-112 Third Ave. Realty Corp., a New York corporation.

2.	Amwell Chase, Inc., a Delaware corporation.

3.	Brentwood Investments I, Inc., a Tennessee corporation.

4.	Bunker Hill Estates, Inc., a Delaware corporation.

5.	Chesterbrooke, Inc., a Delaware corporation.

6.	Connecticut Land Corp., a Delaware corporation.

7.	Daylesford Development Corp., a Delaware corporation.

8.	ESE Consultants, Inc., a Delaware corporation.

9.	ESE of North Carolina, PC, a North Carolina professional corporation.

10.	Fairway Valley, Inc., a Delaware corporation.

11.	First Brandywine Finance Corp., a Delaware corporation.

12.	First Brandywine Investment Corp. II, a Delaware corporation.

13.	First Brandywine Investment Corp. III, a Delaware corporation.

14.	First Brandywine Investment Corp. IV, a Delaware corporation.

15.	First Huntingdon Finance Corp., a Delaware corporation.

16.	Franklin Farms G.P., Inc., a Delaware corporation.

17.	Frenchman’s Reserve Country Club, Inc., a Florida non-profit corporation.

18.	Hampton Hall Club, Inc., a South Carolina non-profit corporation.

19.	Hampton Pointe Club, Inc., a South Carolina non-profit corporation.

20.	HQZ Acquisitions, Inc., a Michigan corporation.

21.	Jupiter Country Club, Inc., a Florida non-profit corporation.

22.	MA Limited Land Corporation, a Delaware corporation.

23.	Maple Point, Inc., a Delaware corporation.

24.	Maryland Limited Land Corporation, a Delaware corporation.

25.	Mizner Country Club, Inc., a Florida non-profit corporation.

26.	Mountain View Country Club, Inc., a California non-profit corporation.

27.	Philmont Insurance Company, a Vermont corporation.

28.	Polekoff Farm, Inc., a Pennsylvania corporation.

29.	SH Homes Corporation, a Michigan corporation.

30.	SI Investment Corporation, a Michigan corporation.

31.	The Silverman Building Companies, Inc., a Michigan corporation.

32.	Springfield Chase, Inc., a Delaware corporation.

33.	Stewarts Crossing, Inc., a Delaware corporation.

34.	TBI Mortgage Company, a Delaware corporation.

35.	TB Proprietary Corp., a Delaware corporation.

36.	TB Proprietary LP, Inc., a Delaware corporation

37.	Tenby Hunt, Inc., a Delaware corporation.

38.	TIS Logistics, Inc., a Pennsylvania corporation.

39.	Toll Architecture, Inc., a Delaware corporation.

40.	Toll Architecture I, P.A., a Delaware professional corporation.

41.	Toll AZ GP Corp., a Delaware corporation.

42.	Toll Bay Corp., a Delaware corporation.

43.	Toll Bay Corp. II, a Delaware corporation.

44.	Toll Bros. of Arizona, Inc., an Arizona corporation.

45.	Toll Bros. of North Carolina, Inc., a North Carolina corporation.

46.	Toll Bros. of North Carolina II, Inc., a North Carolina corporation.

47.	Toll Bros. of North Carolina III, Inc., a North Carolina corporation.

48.	Toll Bros. of Tennessee, Inc., a Delaware corporation.

49.	Toll Bros., Inc., a Delaware corporation.

50.	Toll Bros., Inc., a Pennsylvania corporation.

51.	Toll Bros., Inc., a Texas corporation.

52.	Toll Brothers AZ Construction Company, an Arizona corporation.

53.	Toll Brothers Canada USA, Inc., a Delaware corporation.

54.	Toll Brothers Finance Corp., a Delaware corporation.

55.	Toll Brothers Real Estate, Inc., a Pennsylvania corporation.

56.	Toll Buckeye Corp., a Delaware corporation.

57.	Toll Buckeye Corp. II, a Delaware corporation.

58.	Toll CA GP Corp., a California corporation.

59.	Toll Centennial Corp., a Delaware corporation.

60.	Toll CO GP Corp., a Colorado corporation.

61.	Toll Copper Corp., a Delaware corporation.

62.	Toll Copper Corp. II, a Delaware corporation.

63.	Toll Corp., a Delaware corporation.

64.	Toll Development Company, Inc., a Michigan corporation.

65.	Toll Diamond Corp., a Delaware corporation.

66.	Toll Diamond Corp. II, a Delaware corporation.

67.	Toll Dominion Corp., a Delaware corporation.

68.	Toll Dominion Corp. II, a Delaware corporation.

69.	Toll Empire Corp., a Delaware corporation.

70.	Toll Empire Corp. II, a Delaware corporation.

71.	Toll Finance Corp., a Delaware corporation.

72.	Toll FL GP Corp., a Florida corporation.

73.	Toll FL GP II Corp., a Florida corporation.

74.	Toll GA GP Corp., a Georgia corporation.

75.	Toll Garden Corp., a Delaware corporation.

76.	Toll Garden Corp. II, a Delaware corporation.

77.	Toll Golden Corp., a Delaware corporation.

78.	Toll Granite Corp., a Delaware corporation.

79.	Toll Granite Corp. II, a Delaware corporation.

80.	Toll Great Lakes Corp., a Delaware corporation.

81.	Toll Great Lakes Corp. II, a Delaware corporation.

82.	Toll Holdings, Inc., a Delaware corporation.

83.	Toll IL GP Corp., an Illinois corporation. 84. Toll Keystone Corp., a Delaware corporation.

85.	Toll Keystone Corp. II, a Delaware corporation.

86.	Toll Land Corp. No. 6, a Pennsylvania corporation.

87.	Toll Land Corp. No. 10, a Delaware corporation.

88.	Toll Land Corp. No. 20, a Delaware corporation.

89.	Toll Land Corp. No. 43, a Delaware corporation.

90.	Toll Land Corp. No. 45, a Delaware corporation.

91.	Toll Land Corp. No. 46, a Delaware corporation.

92.	Toll Land Corp. No. 47, a Delaware corporation.

93.	Toll Land Corp. No. 48, a Delaware corporation.

94.	Toll Land Corp. No. 49, a Delaware corporation.

95.	Toll Land Corp. No. 50, a Delaware corporation.

96.	Toll Land Corp. No. 51, a Delaware corporation.

97.	Toll Land Corp. No. 52, a Delaware corporation.

98.	Toll Land Corp. No. 53, a Delaware corporation.

99.	Toll Land Corp. No. 55, a Delaware corporation.

100.	Toll Land Corp. No. 56, a Delaware corporation.

101.	Toll Land Corp. No. 58, a Delaware corporation.

102.	Toll Land Corp. No. 59, a Delaware corporation.

103.	Toll Land Corp. No. 60, a Delaware corporation.

104.	Toll Lone Star Corp., a Delaware corporation.

105.	Toll Lone Star Corp. II, a Delaware corporation.

106.	Toll LTC Successor Corp., a Nevada corporation.

107.	Toll Management AZ Corp., a Delaware corporation.

108.	Toll Management VA Corp., a Delaware corporation.

109.	Toll Manhattan I, Inc., a New York corporation.

110.	Toll MD Builder Corp., a Maryland corporation.

111.	Toll Mid-Atlantic LP Company, Inc., a Delaware corporation.

112.	Toll Mid-Atlantic Note Company, Inc., a Delaware corporation.

113.	Toll Midwest LP Company, Inc, a Delaware corporation.

114.	Toll Midwest Note Company, Inc., a Delaware corporation.

115.	Toll MI GP Corp., a Michigan corporation.

116.	Toll MN GP Corp., a Minnesota corporation.

117.	Toll NC GP Corp., a North Carolina corporation.

118.	Toll NH GP Corp., a New Hampshire corporation.

119.	Toll NJ Builder Corp., a New Jersey corporation.

120.	Toll NJX-I Corp., a Delaware corporation.

121.	Toll NJX-II Corp., a Delaware corporation.

122.	Toll NJX III Corp., a Delaware corporation.

123.	Toll NJX IV Corp., a Delaware corporation.

124.	Toll Northeast LP Company, Inc., a Delaware corporation.

125.	Toll Northeast Note Company, Inc., a Delaware corporation.

126.	Toll Northeast Services, Inc., a Delaware corporation.

127.	Toll Nutmeg Corp., a Delaware corporation.

128.	Toll Nutmeg Corp. II, a Delaware corporation.

129.	Toll NV GP Corp., a Nevada corporation.

130.	Toll OH GP Corp., an Ohio corporation.

131.	Toll Old Line Corp., a Delaware corporation.

132.	Toll Old Line Corp. II, a Delaware corporation.

133.	Toll PA Builder Corp., a Pennsylvania corporation.

134.	Toll PA GP Corp., a Pennsylvania corporation.

135.	Toll PA II GP Corp., a Pennsylvania corporation.

136.	Toll PA III GP Corp., a Pennsylvania corporation.

137.	Toll Palmetto Corp., a Delaware corporation.

138.	Toll Palmetto Corp. II, a Delaware corporation.

139.	Toll Peppertree, Inc., a New York corporation.

140.	Toll Philmont Corporation, a Delaware corporation.

141.	Toll Plantation Corp., a Delaware corporation.

142.	Toll Plantation Corp. II, a Delaware corporation.

143.	Toll Prairie Corp., a Delaware corporation.

144.	Toll Realty Holdings Corp. I, a Delaware corporation.

145.	Toll Realty Holdings Corp. II, a Delaware corporation.

146.	Toll Realty Holdings Corp. III, a Delaware corporation.

147.	Toll RI GP Corp., a Rhode Island corporation.

148.	Toll Sagebrush Corp., a Delaware corporation.

149.	Toll SC GP Corp., a South Carolina corporation.

150.	Toll Southeast LP Company, Inc., a Delaware corporation.

151.	Toll Southeast Note Company, Inc., a Delaware corporation.

152.	Toll Southwest LP Company, Inc., a Delaware corporation.

153.	Toll Southwest Note Company, Inc., a Delaware corporation.

154.	Toll Sunshine Corp., a Delaware corporation.

155.	Toll Sunshine Corp. II, a Delaware corporation.

156.	Toll SW Holding I Corp., a Nevada corporation.

157.	Toll Tar Heel Corp., a Delaware corporation.

158.	Toll Tar Heel Corp. II, a Delaware corporation.

159.	Toll TN GP Corp., a Tennessee corporation.

160.	Toll Turf, Inc., a Delaware corporation.

161.	Toll TX GP Corp., a Delaware corporation.

162.	Toll VA GP Corp., a Delaware corporation.

163.	Toll VA Member Two, Inc., a Delaware corporation.

164.	Toll WestCoast LP Company, Inc., a Delaware corporation.

165.	Toll WestCoast Note Company, Inc., a Delaware corporation.

166.	Toll Wood Corporation, a Delaware corporation.

167.	Toll WV GP Corp., a West Virginia corporation.

168.	Toll YL, Inc., a California corporation.

169.	Valley Forge Conservation Holding GP Corp., a Pennsylvania corporation.

170.	Warren Chase, Inc., a Delaware corporation.

171.	Westminster Abstract Company, a Pennsylvania corporation.

172.	Westminster Insurance Agency, Inc., a Pennsylvania corporation.

173.	Westminster Security Company, a New Jersey corporation.

174.	Westminster Title Company, Inc., a California corporation.

175.	Windsor Development Corp., a Pennsylvania corporation.
     B. Partnerships
1.	51 N. 8th Street LP, a New York limited partnership.

2.	Advanced Broadband, L.P., a Delaware limited partnership.

3.	Afton Chase, L.P., a Pennsylvania limited partnership.

4.	Audubon Ridge, L.P., a Pennsylvania limited partnership.

5.	Beaumont Chase, L.P., a Pennsylvania limited partnership.

6.	Belmont Land, L.P., a Virginia limited partnership.

7.	Bernards Chase, L.P., a New Jersey limited partnership.

8.	Binks Estates Limited Partnership, a Florida limited partnership.

9.	The Bird Estate Limited Partnership, a Massachusetts limited partnership.

10.	Blue Bell Country Club, L.P., a Pennsylvania limited partnership.

11.	Branchburg Ridge, L.P., a New Jersey limited partnership.

12.	Brass Castle Estates, L.P., a New Jersey limited partnership.

13.	Brentwood Investments, L.P., a Tennessee limited partnership.

14.	Bridle Estates, L.P., a Pennsylvania limited partnership.

15.	Broad Run Associates, L.P., a Pennsylvania limited partnership.

16.	Buckingham Woods, L.P., a Pennsylvania limited partnership.

17.	Bucks County Country Club, L.P., a Pennsylvania limited partnership.

18.	Calabasas View, L.P., a California limited partnership.

19.	CC Estates Limited Partnership, a Massachusetts limited partnership.

20.	Charlestown Hills, L.P., a New Jersey limited partnership.

21.	Chellis Hill Limited Partnership, a Massachusetts limited partnership.

22.	Cheltenham Estates Limited Partnership, a Michigan partnership.

23.	Chesterbrooke Limited Partnership, a New Jersey limited partnership.

24.	Cobblestones at Thornbury, L.P., a Pennsylvania limited partnership.

25.	Cold Spring Hunt, L.P., a Pennsylvania limited partnership.

26.	Coleman-Toll Limited Partnership, a Nevada limited partnership.

27.	Concord Chase, L.P., a Pennsylvania limited partnership.

28.	Cortlandt Chase, L.P., a New York limited partnership.

29.	Dolington Estates, L.P., a Pennsylvania limited partnership.

30.	Dominion Country Club, L.P., a Virginia limited partnership.

31.	Eagle Farm Limited Partnership, a Massachusetts limited partnership.

32.	The Estates at Brooke Manor Limited Partnership, a Maryland limited partnership.

33.	Estates at Coronado Pointe, L.P., a California limited partnership.

34.	Estates at Princeton Junction, L.P., a New Jersey limited partnership.

35.	Estates at Rivers Edge, L.P., a Pennsylvania limited partnership.

36.	Estates at San Juan Capistrano, L.P., a California limited partnership.

37.	The Estates at Summit Chase, L.P., a California limited partnership.

38.	Fair Lakes Chase, L.P., a Virginia limited partnership.

39.	Fairfax Investment, L.P., a Virginia limited partnership.

40.	Fairfax Station Hunt, L.P., a Virginia limited partnership.

41.	Fairway Mews Limited Partnership, a New Jersey limited partnership.

42.	Farmwell Hunt, L.P., a Virginia limited partnership.

43.	First Brandywine Partners, L.P., a Delaware partnership.

44.	Franklin Oaks Limited Partnership, a Massachusetts limited partnership.

45.	Gibraltar Road LP, a Pennsylvania limited partnership.

46.	Great Falls Hunt, L.P., a Virginia limited partnership.

47.	Great Falls Woods, L.P., a Virginia limited partnership.

48.	Greens at Waynesborough, L.P., a Pennsylvania limited partnership.

49.	Greenwich Chase, L.P., a New Jersey limited partnership.

50.	Greenwich Station, L.P., a New Jersey limited partnership.

51.	Hoboken Land LP, a New Jersey limited partnership.

52.	Hockessin Chase, L.P., a Delaware limited partnership.

53.	Holland Ridge, L.P., a New Jersey limited partnership.

54.	Holliston Hunt Limited Partnership, a Massachusetts limited partnership.

55.	Hopewell Hunt, L.P., a New Jersey limited partnership.

56.	Huckins Farm Limited Partnership, a Massachusetts limited partnership

57.	Hunter Mill, L.P., a Virginia limited partnership.

58.	Hunterdon Chase, L.P., a New Jersey limited partnership.

59.	Hunterdon Ridge, L.P., a New Jersey limited partnership.

60.	Huntington Estates Limited Partnership, a Connecticut limited partnership.

61.	Hurley Ridge Limited Partnership, a Maryland limited partnership.

62.	Kensington Woods Limited Partnership, a Massachusetts limited partnership.

63.	Laurel Creek, L.P., a New Jersey limited partnership.

64.	Loudoun Valley Associates, L.P., a Virginia limited partnership.

65.	Manalapan Hunt, L.P., a New Jersey limited partnership.

66.	Mill Road Estates, L.P., a Pennsylvania limited partnership.

67.	Montgomery Chase, L.P., a New Jersey limited partnership.

68.	Moorestown Hunt, L.P., a New Jersey limited partnership.

69.	Mount Kisco Chase, L.P., a New York limited partnership.

70.	NC Country Club Estates Limited Partnership, a North Carolina limited partnership.

71.	Newport Ridge Limited Partnership, a Michigan limited partnership.

72.	Newtown Chase Limited Partnership, a Connecticut limited partnership.

73.	Northampton Crest, L.P., a Pennsylvania limited partnership.

74.	Northampton Preserve, L.P., a Pennsylvania limited partnership.

75.	Patriots, L.P., a New Jersey limited partnership.

76.	The Preserve at Annapolis Limited Partnership, a Maryland limited partnership.

77.	Preserve at Boca Raton Limited Partnership, a Florida limited partnership.

78.	Preston Village Limited Partnership, a North Carolina limited partnership.

79.	Princeton Hunt, L.P., a New Jersey limited partnership.

80.	Providence Plantation Limited Partnership, a North Carolina limited partnership.

81.	Regency at Dominion Valley, L.P., a Virginia limited partnership.

82.	River Crossing, L.P., a Pennsylvania limited partnership.

83.	Rolling Greens, L.P., a New Jersey limited partnership.

84.	Rose Hollow Crossing Associates, a Pennsylvania limited partnership.

85.	Seaside Estates Limited Partnership., a Florida limited partnership.

86.	Shrewsbury Hunt Limited Partnership, a Massachusetts limited partnership.

87.	Silverman-Toll Limited Partnership, a Michigan limited partnership

88.	Somers Chase, L.P., a New York limited partnership.

89.	Somerset Development Limited Partnership, a North Carolina limited partnership.

90.	Sorrento at Dublin Ranch I LP, a California limited partnership.

91.	Sorrento at Dublin Ranch II LP, a California limited partnership.

92.	Sorrento at Dublin Ranch III LP, a California limited partnership.

93.	South Riding Amberlea LP, a Virginia limited partnership.

94.	South Riding, L.P., a Virginia limited partnership.

95.	South Riding Partners Amberlea LP, a Virginia limited partnership.

96.	South Riding Partners, L.P., a Virginia limited partnership.

97.	Southport Landing Limited Partnership, a Connecticut limited partnership.

98.	Springton Pointe, L.P., a Pennsylvania limited partnership.

99.	Stone Mill Estates, L.P. a Pennsylvania limited partnership.

100.	Swedesford Chase, L.P., a Pennsylvania limited partnership.

101.	TB Proprietary, L.P., a Delaware limited partnership

102.	TBI/Heron Bay Limited Partnership, a Florida limited partnership.

103.	TBI/Naples Limited Partnership, a Florida limited partnership.

104.	TBI/Palm Beach Limited Partnership, a Florida limited partnership.

105.	Timber Ridge Investment Limited Partnership, a Michigan limited partnership.

106.	Toll at Brier Creek Limited Partnership, a North Carolina limited partnership.

107.	Toll at Daventry Park, L.P., an Ohio limited partnership.

108.	Toll at Honey Creek Limited Partnership, a Michigan limited partnership.

109.	Toll at Payne Ranch, L.P., a California limited partnership.

110.	Toll at Princeton Walk, L.P., a New Jersey limited partnership.

111.	Toll at Westlake, L.P., a New Jersey limited partnership.

112.	Toll at Whippoorwill, L.P., a New York limited partnership.

113.	Toll Brooklyn L.P., a New York limited partnership.

114.	Toll Bros. of Tennessee, L.P., a Tennessee limited partnership.

115.	Toll Brothers AZ Limited Partnership, an Arizona limited partnership.

116.	Toll Brothers Maryland II Limited Partnership, a Maryland limited partnership.

117.	Toll CA, L.P., a California limited partnership.

118.	Toll CA II, L.P., a California limited partnership.

119.	Toll CA III, L.P., a California limited partnership.

120.	Toll CA IV, L.P., a California limited partnership.

121.	Toll CA V, L.P., a California limited partnership.

122.	Toll CA VI, L.P., a California limited partnership.

123.	Toll CA VII, L.P., a California limited partnership.

124.	Toll CA VIII, L.P., a California limited partnership.

125.	Toll CA IX, L.P., a California limited partnership.

126.	Toll CA X, L.P., a California limited partnership.

127.	Toll CA XI, L.P., a California limited partnership.

128.	Toll CA XII, L.P., a California limited partnership.

129.	Toll CA XIII, L.P., a California limited partnership.

130.	Toll CA XIV, L.P., a California limited partnership.

131.	Toll CA XV, L.P., a California limited partnership.

132.	Toll CA XVI L.P., a California limited partnership.

133.	Toll CA XVII, L.P., a California limited partnership.

134.	Toll CA XVIII, L.P., a California limited partnership.

135.	Toll CA XIX, L.P., a California limited partnership.

136.	Toll Cliffs Urban Renewal Company LP, a New Jersey limited partnership.

137.	Toll CO, L.P., a Colorado limited partnership.

138.	Toll Costa, L.P., a California limited partnership.

139.	Toll CT Limited Partnership, a Connecticut limited partnership.

140.	Toll CT II Limited Partnership, a Connecticut limited partnership.

141.	Toll CT Westport Limited Partnership, a Connecticut limited partnership.

142.	Toll DE LP, a Delaware limited partnership.

143.	Toll DE II LP, a Delaware limited partnership.

144.	Toll Dolington LP, a Pennsylvania limited partnership.

145.	Toll East Naples Limited Partnership, a Florida limited partnership.

146.	Toll Estero Limited Partnership, a Florida limited partnership.

147.	Toll FL Limited Partnership, a Florida limited partnership.

148.	Toll FL II Limited Partnership, a Florida limited partnership.

149.	Toll FL III Limited Partnership, a Florida limited partnership.

150.	Toll FL IV Limited Partnership, a Florida limited partnership.

151.	Toll FL V Limited Partnership, a Florida limited partnership.

152.	Toll FL VI Limited Partnership, a Florida limited partnership.

153.	Toll FL VII Limited Partnership, a Florida limited partnership.

154.	Toll FL VIII Limited Partnership, a Florida limited partnership.

155.	Toll FL IX Limited Partnership, a Florida limited partnership.

156.	Toll Ft. Myers Limited Partnership, a Florida limited partnership.

157.	Toll GA LP, a Georgia limited partnership.

158.	Toll Gibraltar LP, a Pennsylvania limited partnership.

159.	Toll Grove LP, a New Jersey limited partnership.

160.	Toll Hudson LP, a New Jersey limited partnership.

161.	Toll IL HWCC, L.P., an Illinois limited partnership.

162.	Toll IL, L.P., an Illinois limited partnership.

163.	Toll IL II, L.P., an Illinois limited partnership.

164.	Toll IL III, L.P., an Illinois limited partnership.

165.	Toll IL IV, L.P., an Illinois limited partnership.

166.	Toll IL WSB, L.P., an Illinois limited partnership.

167.	Toll Jacksonville Limited Partnership, a Florida limited partnership.

168.	Toll Land Limited Partnership, a Connecticut limited partnership.

169.	Toll Land IV Limited Partnership, a New Jersey limited partnership.

170.	Toll Land V Limited Partnership, a New York limited partnership.

171.	Toll Land VI Limited Partnership, a New York limited partnership.

172.	Toll Land VII Limited Partnership, a New York limited partnership.

173.	Toll Land IX Limited Partnership, a Virginia limited partnership.

174.	Toll Land X Limited Partnership, a Virginia limited partnership.

175.	Toll Land XI Limited Partnership, a New Jersey limited partnership.

176.	Toll Land XIV Limited Partnership, a New York limited partnership.

177.	Toll Land XV Limited Partnership, a Virginia limited partnership.

178.	Toll Land XVI Limited Partnership, a New Jersey limited partnership.

179.	Toll Land XVII Limited Partnership, a Connecticut limited partnership.

180.	Toll Land XVIII Limited Partnership, a Connecticut limited partnership.

181.	Toll Land XIX Limited Partnership, a California limited partnership.

182.	Toll Land XX Limited Partnership, a California limited partnership.

183.	Toll Land XXI Limited Partnership, a Virginia limited partnership.

184.	Toll Land XXII Limited Partnership, a California limited partnership.

185.	Toll Land XXIII Limited Partnership, a California limited partnership.

186.	Toll Land XXV Limited Partnership, a New Jersey limited partnership.

187.	Toll Land XXVI Limited Partnership, an Ohio limited partnership.

188.	Toll Livingston at Naples Limited Partnership, a Florida limited partnership.

189.	Toll MA Land Limited Partnership, a Massachusetts limited partnership.

190.	Toll Marshall LP, a New Jersey limited partnership.

191.	Toll MD Builder I, L.P., a Maryland limited partnership.

192.	Toll MD Limited Partnership, a Maryland limited partnership.

193.	Toll MD II Limited Partnership, a Maryland limited partnership.

194.	Toll MD III Limited Partnership, a Maryland limited partnership.

195.	Toll MD IV Limited Partnership, a Maryland limited partnership.

196.	Toll MD V Limited Partnership, a Maryland limited partnership.

197.	Toll MD VI Limited Partnership, a Maryland limited partnership.

198.	Toll MD VII Limited Partnership, a Maryland limited partnership.

199.	Toll MD VIII Limited Partnership, a Maryland limited partnership.

200.	Toll MD IX Limited Partnership, a Maryland limited partnership.

201.	Toll MD X Limited Partnership, a Maryland limited partnership.

202.	Toll MD XI Limited Partnership, a Maryland limited partnership.

203.	Toll MI Limited Partnership, a Michigan limited partnership.

204.	Toll MI II Limited Partnership, a Michigan limited partnership.

205.	Toll MI III Limited Partnership, a Michigan limited partnership.

206.	Toll MI IV Limited Partnership, a Michigan limited partnership.

207.	Toll MI V Limited Partnership, a Michigan limited partnership.

208.	Toll MN, L.P., a Minnesota limited partnership.

209.	Toll MN II, L.P., a Minnesota limited partnership.

210.	Toll Naples Limited Partnership, a Florida limited partnership.

211.	Toll Naval Associates, a Pennsylvania general partnership.

212.	Toll NC, L.P., a North Carolina limited partnership.

213.	Toll NC II LP, a North Carolina limited partnership.

214.	Toll NH Limited Partnership, a New Hampshire limited partnership.

215.	Toll NJ Builder I, L.P., a New Jersey limited partnership.

216.	Toll NJ, L.P., a New Jersey limited partnership.

217.	Toll NJ II, L.P., a New Jersey limited partnership.

218.	Toll NJ III, L.P., a New Jersey limited partnership.

219.	Toll NJ IV, L.P., a New Jersey limited partnership.

220.	Toll NJ V, L.P., a New Jersey limited partnership.

221.	Toll NJ VI, L.P., a New Jersey limited partnership.

222.	Toll NJ VII, L.P., a New Jersey limited partnership.

223.	Toll NJ VIII, L.P., a New Jersey limited partnership.

224.	Toll NJ IX, L.P., a New Jersey limited partnership.

225.	Toll NJ XI, L.P., a New Jersey limited partnership.

226.	Toll Northville Golf Limited Partnership, a Michigan limited partnership.

227.	Toll Northville Limited Partnership, a Michigan limited partnership.

228.	Toll NV Limited Partnership, a Nevada limited partnership.

229.	Toll NY L.P., a New York limited partnership.

230.	Toll NY II L.P., a New York limited partnership.

231.	Toll Orlando Limited Partnership, a Florida limited partnership.

232.	Toll PA, L.P., a Pennsylvania limited partnership.

233.	Toll PA II, L.P., a Pennsylvania limited partnership.

234.	Toll PA III, L.P., a Pennsylvania limited partnership.

235.	Toll PA IV, L.P., a Pennsylvania limited partnership.

236.	Toll PA V, L.P., a Pennsylvania limited partnership.

237.	Toll PA VI, L.P., a Pennsylvania limited partnership.

238.	Toll PA VII, L.P., a Pennsylvania limited partnership.

239.	Toll PA VIII, L.P., a Pennsylvania limited partnership.

240.	Toll PA IX, L.P., a Pennsylvania limited partnership.

241.	Toll PA X, L.P., a Pennsylvania limited partnership.

242.	Toll PA XI, L.P., a Pennsylvania limited partnership.

243.	Toll PA XII, L.P., a Pennsylvania limited partnership.

244.	Toll PA XIII, L.P., a Pennsylvania limited partnership.

245.	Toll PA XIV, L.P., a Pennsylvania limited partnership.

246.	Toll PA XV, L.P., a Pennsylvania limited partnership.

247.	Toll Park LP, a New Jersey limited partnership.

248.	Toll Plaza, LP, a Pennsylvania limited partnership.

249.	Toll Realty Holdings LP, a Delaware limited partnership.

250.	Toll Reston Associates, L.P., a Delaware limited partnership.

251.	Toll RI, L.P., a Rhode Island limited partnership.

252.	Toll RI II, L.P., a Rhode Island limited partnership.

253.	Toll SC, L.P., a South Carolina limited partnership.

254.	Toll SC II, L.P., a South Carolina limited partnership.

255.	Toll SC III, L.P., a South Carolina limited partnership.

256.	Toll SC IV, L.P., a South Carolina limited partnership.

257.	Toll Stonebrae LP, a California limited partnership.

258.	Toll VA, L.P., a Virginia limited partnership.

259.	Toll VA II, L.P., a Virginia limited partnership.

260.	Toll VA III, L.P., a Virginia limited partnership.

261.	Toll VA IV, L.P., a Virginia limited partnership.

262.	Toll VA V, L.P., a Virginia limited partnership.

263.	Toll VA VI, L.P., a Virginia limited partnership.

264.	Toll VA VII, L.P., a Virginia limited partnership.

265.	Toll WV, L.P., a West Virginia limited partnership.

266.	Toll YL, L.P., a California limited partnership.

267.	Toll YL II, L.P., a California limited partnership.

268.	Toll-Dublin, L.P., a California limited partnership.

269.	Trumbull Hunt Limited Partnership, a Connecticut limited partnership.

270.	Uwchlan Woods, L.P., a Pennsylvania limited partnership.

271.	Valley Forge Conservation Holding, L.P., a Pennsylvania limited partnership.

272.	Valley Forge Woods, L.P., a Pennsylvania limited partnership.

273.	Valley View Estates Limited Partnership, a Massachusetts limited partnership.

274.	Village Partners, L.P., a Pennsylvania limited partnership.

275.	Waldon Preserve Limited Partnership, a Michigan limited partnership.

276.	Washington Greene Development, L.P., a New Jersey limited partnership.

277.	Waterford Preserve LP, a Virginia limited partnership.

278.	West Amwell Limited Partnership, a New Jersey limited partnership.

279.	Whiteland Woods, L.P., a Pennsylvania limited partnership.

280.	Willowdale Crossing, L.P., a Pennsylvania limited partnership.

281.	Wilson Concord, L.P., a Tennessee limited partnership.

282.	The Woods at Highland Lakes, L.P., an Ohio limited partnership.

283.	The Woods at Long Valley, L.P., a New Jersey limited partnership.

284.	Toll Brothers Finance Co., a New Jersey general partnership.

285.	TBI Finance Co. II, a New Jersey general partnership.

     C. Limited Liability Companies
1.	5-01 – 5-17 48th Avenue LLC, a New York limited liability company.

2.	5-01 – 5-17 48th Avenue II LLC, a New York limited liability company.

3.	5-01 – 5-17 48th Avenue GC LLC, a New York limited liability company.

4.	5-01 – 5-17 48th Avenue GC II LLC, a New York limited liability company.

5.	51 N. 8th Street I LLC, a New York limited liability company.

6.	51 N. 8th Street GC LLC, a New York limited liability company.

7.	51 N. 8th Street GC II LLC, a New York limited liability company.

8.	60 Industrial Parkway Cheektowaga, LLC, a New York limited liability company.

9.	110-112 Third Ave. GC LLC, a New York limited liability company.

10.	110-112 Third Ave. GC II LLC, a New York limited liability company.

11.	126-142 Morgan Street Urban Renewal LLC, a New Jersey limited liability company.

12.	134 Bay Street LLC, a Delaware limited liability company.

13.	700 Grove Street Urban Renewal, LLC, a New Jersey limited liability company.

14.	1400 Hudson St. LLC, a New Jersey limited liability company.

15.	1500 Garden St. LLC, a New Jersey limited liability company.

16.	2301 Fallston Road LLC, a Maryland limited liability company.

17.	Arbor Hills Development LLC, a Michigan limited liability company.

18.	Arthur’s Woods, LLC, a Maryland limited liability company.

19.	Arundel Preserve #6, LLC, a Maryland limited liability company.

20.	Arundel Preserve #10a, LLC, a Maryland limited liability company.

21.	Belmont Country Club I LLC, a Virginia limited liability company.

22.	Belmont Country Club II LLC, a Virginia limited liability company.

23.	Belmont Investments I LLC, a Virginia limited liability company.

24.	Belmont Investments II LLC, a Virginia limited liability company.

25.	Big Branch Overlook L.L.C., a Maryland limited liability company.

26.	Block 255 LLC, a New Jersey limited liability company.

27.	Brier Creek Country Club I LLC, a North Carolina limited liability company.

28.	Brier Creek Country Club II LLC, a North Carolina limited liability company.

29.	C.B.A.Z. Construction Company LLC, an Arizona limited liability company.

30.	C.B.A.Z. Holding Company LLC, a Delaware limited liability company.

31.	Colonial 40 I, LLC, a Florida limited liability company.

32.	Colonial 40 II, LLC, a Florida limited liability company.

33.	Component Systems I LLC, a Delaware limited liability company.

34.	Component Systems II LLC, a Delaware limited liability company.

35.	Coto de Caza Investments I LLC, a California limited liability company.

36.	Coto de Caza Investments II LLC, a California limited liability company.

37.	Creeks Farm L.L.C., a Maryland limited liability company.

38.	CWG Construction Company LLC, a New Jersey limited liability company.

39.	Dominion Valley Country Club I LLC, a Virginia limited liability company.

40.	Dominion Valley Country Club II LLC, a Virginia limited liability company.

41.	Feys Property LLC, a Maryland limited liability company.

42.	First Brandywine LLC I, a Delaware limited liability company.

43.	First Brandywine LLC II, a Delaware limited liability company.

44.	First Brandywine LLC III, a Delaware limited liability company.

45.	First Brandywine LLC IV, a Delaware limited liability company.

46.	Frenchman’s Reserve Realty, LLC, a Florida limited liability company.

47.	Golf I Country Club Estates at Moorpark LLC, a California limited liability company.

48.	Golf II Country Club Estates at Moorpark LLC, a California limited liability company.

49.	Hawthorn Woods Country Club II LLC, an Illinois limited liability company.

50.	Heritage Manor Development, LLC, a Massachusetts limited liability company.

51.	HH Investments I LLC, a Massachusetts limited liability company.

52.	HH Investments II LLC, a Massachusetts limited liability company.

53.	High Pointe at Hopewell, LLC, a New Jersey limited liability company.

54.	HOA Broadband I, LLC, a Delaware limited liability company.

55.	HOA Broadband II, LLC, a Delaware limited liability company.

56.	Hoboken Cove LLC, a New Jersey limited liability company.

57.	Hoboken Land I LLC, a Delaware limited liability company.

58.	Hunt’s Bluff LLC, a Maryland limited liability company.

59.	HW Investments I LLC, an Illinois limited liability company.

60.	HW Investments II LLC, an Illinois limited liability company.

61.	Jacksonville TBI Realty, LLC, a Florida limited liability company.

62.	Lighthouse Point Land Company, LLC, a Florida limited liability company.

63.	Longmeadow Properties LLC, a Maryland limited liability company.

64.	Long Meadows TBI, LLC, a Maryland limited liability company.

65.	Manalapan Hunt Investments I LLC, a New Jersey limited liability company.

66.	Manalapan Hunt Investments II LLC, a New Jersey limited liability company.

67.	Martinsburg Ventures, L.L.C., a Virginia limited liability company.

68.	Millbrook Investments I LLC, a New Jersey limited liability company.

69.	Millbrook Investments II LLC, a New Jersey limited liability company.

70.	Mizner Realty, L.L.C., a Florida limited liability company.

71.	Morgan Street JV LLC, a Delaware limited liability company.

72.	Mountain View Country Club I LLC, a California limited liability company.

73.	Mountain View Country Club II LLC, a California limited liability company.

74.	Naples Lakes Country Club, L.L.C., a Florida limited liability company.

75.	Naples TBI Realty, LLC, a Florida limited liability company.

76.	Northville Hills Golf Club L.L.C., a Michigan limited liability company.

77.	Northville Lake Village Apartments Limited Liability Company, a Michigan limited liability company.

78.	Nosan & Silverman Homes L.L.C., a Michigan limited liability company.

79.	Orlando TBI Realty LLC, a Florida limited liability company.

80.	Palm Cove Golf & Yacht Club I LLC, a Florida limited liability company.

81.	Palm Cove Golf & Yacht Club II LLC, a Florida limited liability company.

82.	Palm Cove Marina I LLC, a Florida limited liability company.

83.	Palm Cove Marina II LLC, a Florida limited liability company.

84.	Paramount Village LLC, a California limited liability company.

85.	Phillips Drive LLC, a Maryland limited liability company.

86.	Preston Parker LLC, a Delaware limited liability company.

87.	Prince William Land I LLC, a Virginia limited liability company.

88.	Prince William Land II LLC, a Virginia limited liability company.

89.	PT Maxwell Holdings, LLC, a New Jersey limited liability company.

90.	P.T. Maxwell, L.L.C., a New Jersey limited liability company.

91.	Regency at Denville, LLC, a New Jersey limited liability company.

92.	Regency at Dominion Valley LLC, a Virginia limited liability company.

93.	Regency at Long Valley I LLC, a New Jersey limited liability company.

94.	Regency at Long Valley II LLC, a New Jersey limited liability company.

95.	Regency at Mansfield I LLC, a New Jersey limited liability company.

96.	Regency at Mansfield II LLC, a New Jersey limited liability company.

97.	Regency at Washington I LLC, a New Jersey limited liability company.

98.	Regency at Washington II LLC, a New Jersey limited liability company.

99.	The Regency Golf Club I LLC, a Virginia limited liability company.

100.	The Regency Golf Club II LLC, a Virginia limited liability company.

101.	The Ridges at Belmont Country Club I LLC, a Virginia limited liability company.

102.	The Ridges at Belmont Country Club II LLC, a Virginia limited liability company.

103.	RiverCrest Sewer Company, LLC, a Pennsylvania limited liability company.

104.	Sapling Ridge, LLC, a Maryland limited liability company.

105.	South Riding Realty LLC, a Virginia limited liability company.

106.	SR Amberlea LLC, a Virginia limited liability company.

107.	SRH Investments I, LLC, a California limited liability company.

108.	SRH Investments II, LLC, a California limited liability company.

109.	SRLP II LLC, a Virginia limited liability company.

110.	STBI-Warrenton, LLC, a Delaware limited liability company.

111.	Stony Kill, LLC, a New York limited liability company.

112.	Tampa TBI Realty LLC, a Florida limited liability company.

113.	TB Kent Partners LLC, a Delaware limited liability company.

114.	Toll Austin TX LLC, a Texas limited liability company.

115.	Toll BCCC, LLC, an Illinois limited liability company.

116.	Toll Brothers Realty Michigan LLC, a Michigan limited liability company.

117.	Toll Brothers Realty Michigan II LLC, a Michigan limited liability company.

118.	Toll Cedar Hunt LLC, a Virginia limited liability company.

119.	Toll CO I LLC, a Colorado limited liability company.

120.	Toll Corners LLC, a Delaware limited liability company.

121.	Toll Dallas TX LLC, a Texas limited liability company.

122.	Toll DE X, LLC, a Delaware limited liability company.

123.	Toll DE X II, LLC, a Delaware limited liability company.

124.	Toll E. 33rd Street LLC, a Delaware limited liability company.

125.	Toll EB, LLC, a Delaware limited liability company.

126.	Toll Equipment, L.L.C., a Delaware limited liability company.

127.	Toll FL I, LLC, a Florida limited liability company.

128.	Toll FL II LLC, a Florida limited liability company.

129.	Toll FL III LLC, a Florida limited liability company.

130.	Toll Gibraltar I LLC, a Pennsylvania limited liability company.

131.	Toll Gibraltar II LLC, a Pennsylvania limited liability company.

132.	Toll Glastonbury LLC, a Connecticut limited liability company.

133.	Toll Henderson LLC, a Nevada limited liability company.

134.	Toll Hoboken LLC, a Delaware limited liability company.

135.	Toll IN LLC, an Indiana limited liability company.

136.	Toll Jupiter LLC, a Florida limited liability company.

137.	Toll Landscape, L.L.C., a Delaware limited liability company.

138.	Toll Landscape II, L.L.C., a Delaware limited liability company.

139.	Toll Locust Hill LLC, a Maryland limited liability company.

140.	Toll Maxwell LLC, a New Jersey limited liability company.

141.	Toll MD I, L.L.C., a Maryland limited liability company.

142.	Toll MD II LLC, a Maryland limited liability company.

143.	Toll MD Realty LLC, a Maryland limited liability company.

144.	Toll Morgan Street LLC, a Delaware limited liability company.

145.	Toll NJ I, L.L.C., a New Jersey limited liability company.

146.	Toll NJ II, L.L.C., a New Jersey limited liability company.

147.	Toll NJ III, LLC, a New Jersey limited liability company.

148.	Toll North LV LLC, a Nevada limited liability company.

149.	Toll North Reno LLC, a Nevada limited liability company.

150.	Toll Nursery, L.L.C., a Delaware limited liability company.

151.	Toll NV Holdings LLC, a Nevada limited liability company.

152.	Toll Plaza, LLC, a Pennsylvania limited liability company.

153.	Toll Realty L.L.C., a Florida limited liability company.

154.	Toll Reston Associates, L.L.C., a Delaware limited liability company.

155.	Toll San Antonio TX LLC, a Texas limited liability company.

156.	Toll South LV LLC, a Nevada limited liability company.

157.	Toll South Reno LLC, a Nevada limited liability company.

158.	Toll Stratford LLC, a Virginia limited liability company.

159.	Toll SW Holding LLC, a Nevada limited liability company.

160.	Toll Technology Investments, L.L.C., a Delaware limited liability company.

161.	Toll Turf Management, L.L.C., a Delaware limited liability company.

162.	Toll VA L.L.C., a Delaware limited liability company.

163.	Toll VA III L.L.C., a Virginia limited liability company.

164.	Toll Van Wyck, LLC, a New York limited liability company.

165.	Toll Vanderbilt I LLC, a Rhode Island limited liability company.

166.	Toll Vanderbilt II LLC, a Rhode Island limited liability company.

167.	Toll-Dublin, LLC, a California limited liability company.

168.	Town Suites, LLC, a Pennsylvania limited liability company.

169.	Vanderbilt Capital LLC, a Rhode Island limited liability company.

170.	Virginia Construction Co. I, LLC, a Virginia limited liability company.

171.	Virginia Construction Co. II, LLC, a Virginia limited liability company.

172.	Whitehall Management Services, LLC, a Pennsylvania limited liability company.